UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 22, 2021	(November 18, 2021)
Federal Home Loan Bank of Cincinnati
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51399	31-6000228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(513) 852-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2021, the Federal Home Loan Bank of Cincinnati’s (FHLB’s) board of directors (Board) took the following actions related to Board composition:

• Declared three individuals elected in the FHLB’s 2021 election of directors (2021 Director Election) with each serving a four-year term to commence January 1, 2022, and end December 31, 2025. The Board comprises Member Directors and Independent Directors who are elected by the FHLB’s Members, as discussed under “Item 10-Directors, Executive Officers, and Corporate Governance” of the FHLB’s 2020 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 18, 2021 (2020 Annual Report).

After reviewing the results of the 2021 Director Election, the Board declared the following individuals elected as Kentucky Member Directors:

-- J. Wade Berry, President & CEO, Farmers Bank & Trust Company, Marion, Kentucky
-- Greg W. Caudill, Director, Farmers National Bank, Danville, Kentucky. An incumbent director, Mr. Caudill currently serves on the Board’s Business and Operations Committee and Risk Committee.

In addition, after reviewing the results of the 2021 Director Election, the Board declared the following individual elected as an Independent Director, with the Public Interest Director designation:

-- Danny J. Herron, President & CEO, Habitat for Humanity of Greater Nashville, Nashville, Tennessee

As previously reported on the FHLB’s Current Report on Form 8-K filed with the SEC on September 8, 2021, Ohio Member Director Kathleen A. Rogers, Executive Vice President at U.S. Bank, N.A., Cincinnati, Ohio, was unopposed and, in accordance with federal regulations was declared elected, serving a four-year term to commence January 1, 2022, and end December 31, 2025. Ms. Rogers currently serves on the Board’s Audit Committee and Risk Committee.

The 2021 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act and the related Federal Housing Finance Agency regulations.

• Appointed Lewis Diaz as an Independent Director, with the Public Interest Director designation, effective January 1, 2022 through December 31, 2023 to serve the remainder of the term of Charles J. Ruma, whose retirement was reported in the FHLB’s Current Report on Form 8-K filed with the SEC on August 19, 2021. Mr. Diaz is a Partner of Dinsmore and Shohl, LLP, Covington, Kentucky.

• Appointed Leslie Scott Spivey as an Independent Director effective January 1, 2022 through December 31, 2022 to serve the remainder of the term of April Miller Boise, whose retirement was reported in the August Form 8-K noted above. Mr. Spivey serves as Senior Vice President, Chief Financial Officer, First Student, Inc., Cincinnati, Ohio.

For information on Director compensation, see “Item 11-Executive Compensation” of the FHLB’s 2020 Annual Report. For information on Director independence and transactions with related persons, see “Item 13-Certain Relationships and Related Transactions, and Director Independence” of the FHLB’s 2020 Annual Report.

Board committee assignments for 2022 will be determined in the normal course.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Board declared the 2021 Director Election voting results final on November 18, 2021, as described in Item 5.02 of this Current Report. In an announcement sent to the FHLB’s Members on November 22, 2021, the FHLB reported complete voting results, which is attached as Exhibit 99.1 to this Current Report, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 -- Announcement of Director Election Results, dated November 22, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati
November 22, 2021	By:	/s/ Bridget C. Hoffman
Name: Bridget C. Hoffman
Title: Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Announcement of Director Election Results, dated November 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)